                                                                   EXHIBIT 10.28

                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

         This AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT dated as of this 2nd day of October, 2001 (this "Agreement"), amends and restates that certain
                                  ---------
Shareholders' Agreement dated as of November 24, 1998 (as previously amended, the "Shareholders' Agreement"), by and among FRESH ENTERPRISES, INC., a
     -----------------------
California corporation (the "Company"), and the holders of the issued and
                             -------
outstanding capital stock of the Company listed on Schedule A attached hereto (referred to individually as a "Shareholder" and collectively as the
                                -----------
"Shareholders"), and is made and entered into with reference to the following
 ------------
facts:

                                    RECITALS
                                    --------

         WHEREAS, the Company issued and sold an aggregate of 2,727,941 shares of Series A Convertible Preferred Stock pursuant to that certain
Recapitalization Agreement dated as of October 12, 1998;

         WHEREAS, the Company issued and sold an aggregate of 2,153,507 shares of Series B Convertible Preferred Stock pursuant to that certain Stock Purchase Agreement dated as of April 28, 2000;

         WHEREAS, the Board of Directors of the Company (the "Board of Directors") and the Shareholders have authorized the creation and issuance of up to 1,351,405 shares of Series C Convertible Preferred Stock, which shall be sold to the purchasers listed on Schedule B attached hereto pursuant to that certain Stock Purchase Agreement dated as of the date hereof;

         WHEREAS, the Board of Directors and the Shareholders desire to amend and restate the Shareholders' Agreement in connection with the sale and issuance of the Series C Convertible Preferred Stock in order to include the holders of such stock therein;

         WHEREAS, the Company and the Shareholders desire to enter into this Agreement in order to govern certain aspects of the relationship among the Shareholders and the relationship between the Shareholders and the Company.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         1. Definitions.  As used in this Agreement, the following terms shall
            -----------
have the following meanings:

         a. Affiliate shall have the meaning set forth for such term in the
            ---------
Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Without limiting the foregoing, all directors and officers of a Person that is a corporation shall be deemed Affiliates of such Person for all purposes hereunder.

         b. Business Days shall mean all days other than Saturday or Sunday or
            -------------
any day on which banking institutions in New York, New York are authorized or obligated by law to close.

         c. Catterton shall mean Catterton-Simon Partners III, L.P., Catterton
            ---------
Partners IV, L.P., Catterton Partners IV-A, L.P., Catterton Partners IV-B, L.P., each a Delaware limited partnership, Catterton Partners IV Offshore, L.P., Catterton Partners IV Special Purpose, L.P., each a Cayman Islands limited partnership and their Affiliates.

         d. Change of Control shall mean an event or series of events by which
            -----------------
any "person" or "group" (as such terms are defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than
                                                      ------------
Catterton or its Affiliates, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 25% of the shares of Common Stock outstanding, Series A Stock outstanding on an as converted basis, Series B Stock outstanding on an as converted basis, and Series C Stock outstanding on an as converted basis, upon consummation of such event.

         e. Common Stock shall mean (i) the Common Stock of the Company, no par
            ------------
value per share, (ii) any other capital stock of the Company into which such Common Stock is converted, exchanged, reclassified or reconstituted, (iii) any warrants or options exercisable for any of the foregoing and (iv) any right to receive any of the foregoing other than upon conversion of any security convertible into any of the foregoing.

         f. Grumman Hill shall mean Grumman Hill Investments III, L.P, a
            ------------
Delaware limited partnership.

         g. Line of Business shall mean the business conducted by the Company as
            ----------------
of the date hereof which is limited to operating and franchising quick service restaurants in a manner consistent with the operations on the date hereof.

         h. Mr. Dollarhyde shall mean Gregory G. Dollarhyde.
            --------------

         i. Mr. Magglos shall mean James Magglos.
            -----------

         j. Mr. Siracusa shall mean Louis A. Siracusa.
            ------------

         k. Oak Investment shall mean Oak Investment Partners VIII Limited
            --------------
Partnership.

         l. Person shall mean any individual, corporation (including any
            ------
non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

         m. Preferred Stock shall mean collectively, the shares of Series A
            ---------------
Stock, Series B Stock, and Series C Stock.

         n. Qualified Initial Public Offering shall mean an underwritten public
            ---------------------------------
offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Common Stock, (i)
                              --------------
the aggregate gross proceeds of which equal or exceed $25,000,000, (ii) the per share offering price of which equals or exceeds $20.00 and (iii) which is underwritten by a nationally recognized investment bank; provided, however, that the per share offering price referred to above shall be adjusted to reflect the effect of any stock split or any subdivision, reclassification or combination of or with respect to outstanding shares of Common Stock after the date of the Agreement.

         o. Series A Stock shall mean the Series A Convertible Preferred Stock
            --------------
of the Company, without par value, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

         p. Series B Stock shall mean the Series B Convertible Preferred Stock
            --------------
of the Company, without par value, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

         q. Series C Stock shall mean the Series C Convertible Preferred Stock
            --------------
of the Company, without par value, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

         r. Shares shall mean (i) any shares of Common Stock, (ii) any shares of
            ------
Series A Stock, (iii) any shares of Series B Stock, (iv) any shares of Series C Stock, (v) any shares of any other capital stock of the Company, and (vi) any securities convertible into, or exchangeable or exercisable for, any of the foregoing, in each case, at any time outstanding.

         s. Test Period shall mean the period commencing on the date of this
            -----------
Agreement and concluding upon the earlier to occur of the date (i) that the Company's fiscal year 2004 ends, or (ii) that a registration statement relating to the initial public offering of shares of the Company's common stock becomes effective.

         t. Voting Securities shall mean any shares of capital stock of the
            -----------------
Company entitling the holders thereof to vote on any matter submitted to the Shareholders for vote.

         2. Restrictions on Sale or Transfer of Shares.
            ------------------------------------------

         a. General Prohibition. No Shareholder shall sell, assign, transfer,
            -------------------
give, pledge, encumber or in any way dispose of (collectively, "Transfer") any
                                                                --------
Shares, or enter into an agreement to Transfer any Shares (other than an agreement which is expressly subject to compliance with the provisions of this
Section 2), unless (i) such Shareholder has complied with the provisions of this
Section 2; (ii) the transferee of any such Shares has agreed to be bound by the terms of, and become a party to, this Agreement, in which event Schedule A hereto shall automatically be amended to add such transferee as a Shareholder hereunder, and if applicable, to remove the transferring Shareholder; and (iii) the proposed transferee of any Shares, other than a transferee who is a Related Party, has demonstrated to the reasonable satisfaction of the Company that such transferee is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act. Any purported Transfer in violation of any provision of this Agreement shall be void and ineffective and shall not operate to Transfer any interest or title to the purported transferee. The prohibitions set forth in this Section 2(a) shall include, but shall not be limited to, unless specifically permitted hereunder, any agreement to limit, restrict or grant any voting rights with respect to any Shares. Notwithstanding anything to the contrary contained herein, neither Section 2(a) nor Section 2(b) hereof shall prohibit any Shareholder from transferring any preemptive rights to subscribe for and purchase shares under Section 3 hereof to any other Shareholder or any Related Party of such Shareholder or any other Shareholder.

         b. Shareholders' Right of First Offer.
            ----------------------------------

            (i) If any Shareholder or Related Party (as defined below) (such persons being hereinafter referred to collectively as the "Seller") desires to
                                                           ------
Transfer any or all of the Shares or any rights to Shares held by such Seller (the "Transfer Stock") to any person other than pursuant to an Exempt Transfer
      --------------
(as defined in Section 2(e) below), such Seller shall reduce to writing (the "Transfer Notice") the terms pursuant to which such Seller desires to Transfer
 ---------------
such Transfer Stock (a "Transfer Offer"). Such Transfer Notice shall identify
                        --------------
the Transfer Stock, the consideration for the Transfer Stock, the identity of any third party offeror, and all the other terms and conditions of such Transfer Offer. The Seller shall provide the Transfer Notice to the Company and the Company shall promptly, but in no event later than five (5) Business Days following receipt of the Transfer Notice from the Seller, provide written notice (dated the day such written notice is given) of such Transfer Offer to all other Shareholders (the "Transfer Offerees"). The Transfer Notice shall constitute an
                   -----------------
irrevocable offer by the Seller (a "First Offer") to sell the Transfer Stock to
                                    -----------
the Transfer Offerees at a price equal to the price and upon substantially the same terms as the terms contained in such Transfer Notice. The Transfer Offerees shall have the irrevocable right and option (the "Right of First Offer"),
                                                  --------------------
exercisable as provided below, to accept the First Offer (subject to the priorities and pro rata adjustments set forth below) as to any or all Shares of the Transfer Stock. Each Transfer Offeree that desires to exercise such option with respect to a First Offer shall provide the Seller with an irrevocable written notice (the "Initial Notice") specifying the number of Shares of the
                     --------------
Transfer Stock which such Transfer Offeree is requesting to purchase pursuant to such First Offer (including the maximum number of Shares in excess of such Transfer Offeree's pro rata portion of the Transfer Stock (the "Excess Shares"),
                                                                -------------
which such Transfer Offeree agrees to purchase), which shall be binding on said Transfer Offeree for the number of Shares in such notice of acceptance, or the lesser number of Shares if so allocated pursuant to Section 2(b)(ii), within twenty (20) Business Days after the date of the Transfer Notice (the "Initial
                                                                      -------
Notice Period"), and shall simultaneously provide a copy to the Company. The
-------------
Company shall promptly distribute such notice of acceptance to all other Transfer Offerees.

            (ii) Subject to the Seller's rights pursuant to Section 2(b)(vi) hereof, the allocation of Transfer Stock to Transfer Offerees pursuant to a First Offer shall be made as follows:

            (A) Each Transfer Offeree is entitled to purchase a number of Shares of the Transfer Stock pro rata with all other Transfer Offerees based on the respective holdings (on a fully diluted basis) of Shares of each Transfer Offeree as of the date of such First Offer.

            (B) If every Transfer Offeree requests to purchase a number of Shares of Transfer Stock equal to or greater than such Transfer Offeree's pro rata portion, then each

Transfer Offeree shall be entitled to only receive such Transfer Offeree's pro rata portion of the Transfer Stock.

            (C) If such First Offer is undersubscribed and any Transfer Offeree requests to purchase a number of Shares equal to or less than its respective pro rata portion of the Transfer Stock, each Transfer Offeree shall
(x) first, be entitled to receive the number of Shares of Transfer Stock requested for purchase by such Transfer Offeree or, if less, the number of Shares of Transfer Stock equal to such Transfer Offeree's pro rata portion of the Transfer Stock, and (y) second, with respect to any Transfer Offeree requesting Excess Shares, receive that number of additional Shares equal to the lesser of (1) the number of Excess Shares such Transfer Offeree requested and
(2) such Transfer Offeree's allocable portion of the Excess Shares based on the respective number of Shares held by each Transfer Offeree who requested Excess Shares, applied on an iterative basis to the extent that any such Transfer Offeree's request shall be satisfied in full without all Excess Shares being allocated.

            (iii) If any First Offer is undersubscribed, the Company shall promptly so notify in writing (the "Second Notice") the Transfer Offerees and
                                    -------------
the Seller, specifying details of the initial subscription, and each Transfer Offeree who elected to purchase at least its full pro rata portion of the Shares specified in the Transfer Notice, and the Company shall have the irrevocable right and option (subject to the priorities set forth below), exercisable for ten (10) Business Days after the date of the Second Notice (the "Second Notice
                                                                 -------------
Period") to purchase those shares of Transfer Stock (the "Second Notice Transfer
------                                                    ----------------------
Stock") not previously accepted during the Initial Notice Period. Shares of
-----
Second Notice Transfer Stock shall be allocated (i) first, to the Transfer Offerees requesting to purchase Second Notice Transfer Stock in the same manner as Shares of Transfer Stock are required to be allocated to Transfer Offerees as provided in Section 2(b)(ii) above and (ii) second, if such Transfer Offerees do not request to purchase all of the Second Notice Transfer Stock, to the Company.

            (iv) Subject to the Seller's rights under Section 2(b)(vi), the closing of the purchases of the Transfer Stock by the Transfer Offerees, and, if applicable, the Company, that have exercised the options granted pursuant to this Section 2(b) shall take place at the principal office of the Company on the date specified in the First Offer or the sixtieth (60th) calendar day after the expiration of the Initial Notice Period, whichever is later, or, if a Second Notice Period is required, on the date specified in the First Offer or the sixtieth (60th) calendar day after the expiration of the Second Notice Period, whichever is later. At such closing, such Transfer Offerees and, if applicable, the Company shall deliver a certified check or checks in the appropriate amount to the Seller against delivery of certificates representing the Transfer Stock so purchased, duly endorsed in blank for transfer or accompanied by a stock power duly executed in blank. In the event that the consideration specified in the First Offer is other than cash, then such Transfer Offerees, and, if applicable, the Company, may, at their option, deliver at such closing cash, in lieu of such other consideration, in an amount equal to the fair market value of such other consideration (as agreed upon by the parties or as determined by an independent appraisal pursuant to procedures to be agreed upon by the parties).

            (v) If any shares of the Transfer Stock allocated to an accepting Transfer Offeree are not purchased by such Transfer Offeree or, if applicable, the Company (collectively, the "Transfer Default Stock"), any or all such shares
                                ----------------------
of Transfer Default Stock may be purchased
by the other accepting Transfer Offerees, and, if applicable, the Company (the "Default Offerees"), but only within ten (10) Business Days after the Company
 ----------------
gives prompt notice of the availability of such Transfer Default Stock, allocated among such Default Offerees in the manner as Shares of Transfer Stock are required to be allocated pursuant to Section 2(b)(ii) above. In the event that all shares of such Transfer Default Stock are not purchased by the Default Offerees within such period, the Company shall have the right to purchase any or all of such shares not purchased by the Default Offerees, but only within five
(5) Business Days after the expiration of such ten (10) Business Day period. Nothing herein shall limit the Seller's legal or equitable remedies against any such defaulting Transfer Offeree. If the Default Offerees choose not to purchase all of the Transfer Default Stock, the Seller shall have the rights set forth in
Section 2(b)(vi) with respect to the Shares of Transfer Default Stock not so purchased.

            (vi) (A) Notwithstanding the acceptance by any Transfer Offeree who commits to purchase a portion of the Transfer Stock or the Second Notice Transfer Stock, pursuant to Section 2(b)(i) or Section 2(b)(iii) hereof, respectively, if at the end of the Second Notice Period the Transfer Offerees and the Company shall have collectively agreed to purchase less than all of the Transfer Stock covered thereby (the "Partial Purchase Commitment"), the Seller
                                     ---------------------------
shall immediately notify the Company and the accepting Transfer Offerees as to whether or not it shall accept such Partial Purchase Commitment (the "Notice of
                                                                      ---------
Partial Purchase Commitment"). If such Partial Purchase Commitment is accepted,
---------------------------
the closing for such purchase of a portion of such Transfer Stock shall take place pursuant to Section 2(b)(iv) hereof. Upon acceptance by the Seller of the Partial Purchase Commitment, the Seller shall have the right within the time hereinafter specified to Transfer any Transfer Stock not included in the Partial Purchase Commitment to any person at a price not less than and on terms no more favorable than were in the Transfer Notice. If the Seller determines not to Transfer any Transfer Stock pursuant to the Partial Purchase Commitment, the Seller shall have the right within the time hereinafter specified to Transfer any or all of the Transfer Stock to any person at a price not less than and on terms no more favorable than contained in the Transfer Notice. If the Company notifies the Seller that neither the Company nor any Transfer Offeree has agreed to purchase any portion of the Transfer Stock, or the Seller has accepted a Partial Purchase Commitment and desires to Transfer the remaining Transfer Stock, or if there is a Partial Purchase Commitment and the Seller elects not to accept such Partial Purchase Commitment, then, in any such case, the Seller shall have ninety (90) calendar days from the date of such Notice of Partial Purchase Commitment, as applicable (the "Sales Period"), in which to Transfer
                                         ------------
any or all of the Transfer Stock to any person at a price not less than and on terms no more favorable than were contained in the Transfer Notice.

            (B)  No sale may be made to any third party pursuant to this clause
(vi) unless such third party agrees in writing, in form and substance reasonably acceptable to the Company, to be bound by the provisions of this Agreement. Promptly after any sale pursuant to this Section 2(b), the Seller shall notify the Company of the consummation thereof and shall furnish such evidence of the completion (including time of completion) of such sale and of the terms thereof as the Company may reasonably request. If, at the termination of the Sales Period, the Seller has not completed the sale of all the Transfer Stock, such Seller shall no longer be permitted to Transfer such Transfer Stock pursuant to this Section 2(b) without again fully complying with the provisions of this
Section 2(b), and all the restrictions on sale, transfer or assignment contained in this Agreement shall again be in effect with respect to all such Seller's Transfer Stock.

         c. Bring-Along Rights.
            ------------------

            (i) If (a) one or more Sellers at any time, or from time to time, in one transaction or in a series of related transactions, propose to Transfer (other than in an Exempt Transfer) to a third party (a "Third Party") a number
                                                        -----------
of Shares representing (after giving effect to the conversion or exercise of all Shares convertible into or exercisable for shares of Common Stock) sixty-seven percent (67%) or more of the aggregate number of shares of Common Stock then outstanding on a fully diluted basis; and (b) such Sellers have complied with
Section 2(b) hereof with respect to such proposed Transfer to such Third Party and are entitled to proceed with such Transfer, then the Sellers shall have the right (the "Bring-Along Right"), but not the obligation, to cause each of the
            -----------------
other Shareholders (the "Other Shareholders") to tender to the Third Party for
                         ------------------
purchase, on the same terms and conditions as apply to the Sellers in the transaction in which such Shares are to be purchased, all Shares held by such Other Shareholders; provided, however, that in no event will the Other Shareholders be compelled to tender their Shares for consideration other than
(i) cash or (ii) marketable securities listed on a national securities exchange or the Nasdaq National Market System.

            (ii) If any Sellers elect to exercise their Bring-Along Right under this Section 2(c), then such Sellers shall so notify the Company and the Other Shareholders in writing (the "Bring-Along Notice"). Each Bring-Along Notice
                              ------------------
shall set forth (i) the name of the Third Party and the number of Shares proposed to be Transferred, (ii) the address of the Third Party, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by the Third Party, and any other material terms pertaining to the Transfer (the "Third Party Terms"), and (iv) that the Third Party has been
               -----------------
informed of the rights provided for in this Section 2(c) and has agreed to purchase Shares in accordance with the terms hereof. The Bring-Along Notice shall be given at least thirty (30) calendar days before the closing of the proposed Transfer.

            (iii) Upon the giving of a Bring-Along Notice, each Other Shareholder shall be entitled and obligated to sell the number of Shares set forth therein to the Third Party on the Third Party Terms; provided, however, that neither the Sellers nor any Other Shareholder shall be obligated to consummate the sale of any Shares if the Third Party does not purchase all Shares which the Shareholders are entitled to sell pursuant hereto.

            (iv) At the Closing of any Transfer pursuant to this Section 2(c), the Third Party shall remit to each Shareholder the consideration for the total sales price of the Shares of such Shareholder sold pursuant hereto, against delivery by such Shareholder of certificate(s) for such Shares duly endorsed in blank for transfer or accompanied by stock power(s) duly executed in blank, and the compliance by such Shareholder with all other conditions to closing generally applicable to the Sellers and all Other Shareholders selling shares in such transaction.

            (v) Nothing contained in this Section 2(c) shall prohibit any party from exercising its respective rights under the Warrant Agreement between the Company and Imperial

Bank; provided, however, nothing contained herein or in the Warrant Agreement shall give the holders of such Warrants any priority over the rights of the holders of the Preferred Stock.

         d. Tag-Along Rights.
            ----------------

            (i) If (a) one or more Sellers at any time, or from time to time, in one transaction or in a series of related transactions, propose to Transfer to a Third Party (other than in an Exempt Transfer) a number of Shares representing (after giving effect to the conversion or exercise of all Shares convertible into or exercisable for shares of Common Stock) twenty-five percent (25%) or more of the aggregate number of shares of Common Stock then outstanding on a fully diluted basis; and (b) such Sellers have complied with Section 2(b) hereof with respect to such proposed Transfer to such Third Party and are entitled to proceed with such Transfer, then each of the Shareholders other than the Sellers (collectively, the "Tag-Along Shareholders") shall have the right
                                ----------------------
(the "Tag-Along Right") to require the proposed purchaser to purchase from such
      ---------------
Tag-Along Shareholder up to the number of Shares not to exceed the number derived by multiplying the total number of Shares to be purchased by the proposed purchaser(s) in such transaction(s) by a fraction, the numerator of which is the total number of Shares owned by such Tag-Along Shareholder, and the denominator of which is the total number of Shares owned by the Sellers and all Tag-Along Shareholders. Any Shares purchased from Tag-Along Shareholders pursuant to this Section 2 shall be paid for in cash, at the same price per share and upon the same terms and conditions as such proposed Transfer by the Seller (the "Transfer Terms").
             --------------

            (ii) The Sellers shall promptly notify the Tag-Along Shareholders in the event the Sellers propose to make a Transfer giving rise to the Tag-Along Right, and shall furnish the Tag-Along Shareholders with the Transfer Terms and a copy of any written offer or agreement pertaining thereto. The Tag-Along Right may be exercised by any Tag-Along Shareholder by delivery of a written notice to each Seller proposing to sell Shares (the "Tag-Along Notice") within ten (10)
                                           ----------------
Business Days following its receipt of such notice from such Seller. The Tag-Along Notice shall state the amount of Shares that such Tag-Along Shareholder proposes to include in such Transfer to the proposed purchaser (not to exceed the number determined as aforesaid). In the event that the proposed purchaser does not purchase the specified number of Shares from the Tag-Along Shareholders on the Transfer Terms, and subject to the same terms and conditions as are applicable to the Sellers in such transaction, then the Sellers shall not be permitted to sell any Shares to the proposed purchaser in the proposed Transfer.

            (iii) Notwithstanding the foregoing, except as provided in this
Section 2(d)(iii), the Transfer Terms shall provide that the same price per Share will be payable, regardless of the class or series of Share being sold. If the proposed purchaser of the Shares is unwilling to pay the same price per Share regardless of the class or series of Shares being sold, as provided in the immediately preceding sentence, then upon notice of such fact to the Sellers (the "Price Notice"), the Sellers and the Tag-Along Shareholders shall retain an
      ------------
investment banker, who shall be acceptable to the Sellers and the Tag-Along Shareholders who hold a majority of the Shares of each class and series proposed to be sold, for purposes of valuing each class or series of Shares proposed to be sold. The costs associated with the engagement of such investment banker shall be borne pro rata by the Sellers and the Tag-Along Shareholders in proportion to the aggregate value of Shares being sold by each. The written determination of such values by such investment banker shall be binding upon the Sellers and the Tag-Along Shareholders. If, after additional good faith negotiations, if necessary, the value per Share for any class or series of Shares determined by such investment banker is greater than the price per Share that the proposed purchaser is willing to pay for such class or series, then such Seller or Tag-Along Shareholder may withdraw some or all of his Shares from the proposed Transfer, and the remaining Sellers and Tag-Along Shareholders shall be permitted to sell their Shares to the proposed purchaser in the proposed Transfer on the Transfer Terms. If the value per Share for any class or series of Shares determined by such investment banker is less than the price at which any Seller or Tag-Along Shareholder is willing to sell his Shares, then such Seller or Tag-Along Shareholder may withdraw some or all of his Shares from the proposed Transfer, and the remaining Sellers and Tag-Along Shareholders shall be permitted to sell their Shares to the proposed purchaser in the proposed Transfer on the Transfer Terms. If such price is equal to or more than the value per Share for each class or series proposed to be sold as determined by such investment banker, then the sale may proceed on the proposed terms.

         e. Exempt Transfer. As used herein, the term "Exempt Transfer" shall
            ---------------                            ---------------
mean (i) Transfers by any Shareholder to its respective Related Parties (as defined in Section 2(f)), (ii) Transfers by any of a Shareholder's Related Parties to such Shareholder, (iii) a Transfer by a Shareholder upon death of such Shareholder by inheritance or operation of law to the heirs or devises of such Shareholders, (iv) Transfers by any Shareholder or any of the Shareholder's Related Parties to any other person pursuant to an effective registration statement under the Securities Act, (v) Transfers which are approved in writing by all Shareholders, and (vi) Transfers by a Shareholder of Shares as collateral security for loans made to such Shareholder, the proceeds of which are used by the transferring Shareholder in the exercise of such Shareholder's rights under
Section 2 or Section 3 of this Agreement, provided, however, that (A) no such Transfer (except as set forth in clauses (iv) and (vi) above shall be an Exempt Transfer unless the transferee agrees in writing to be bound by this Agreement as a Shareholder with respect to the shares received by such transferee and (B) the foreclosure upon any lien, pledge or security interest granted pursuant to an Exempt Transfer described in clause (vi) and any Transfer of such Shares subsequent to such foreclosure shall not constitute an Exempt Transfer and shall be subject to all provisions of this Agreement, including, without limitation, the provisions of this Section 2.

         f. Related Party. As used herein, the term "Related Party" with respect
            -------------                            -------------
to any Shareholder means, as of the time of any Transfer: (i) any person or entity that, directly or indirectly, through one or more intermediaries, has voting control of, or is under common voting control with, such Shareholder;
(ii) with respect to individuals, such Shareholder's spouse, parents, children, siblings and/or grandchildren; (iii) a trust, corporation, partnership or other entity, whose beneficiaries, shareholders, partners, or owners, or other Persons which hold a controlling interest in such Shareholder, consist of such Shareholder and/or such other Persons referred to in the immediately preceding clause (i) or (ii); (iv) with respect to any Shareholder which is a partnership or a limited liability company, such Shareholders' partners and retired partners, or members and retired members, in an amount that is pro rata with their respective ownership or other interests; and (v) with respect to Oak Investment, Oak VIII Affiliates Fund, L.P.

         g. Opinion of Counsel. Notwithstanding any provision herein to the
            ------------------
contrary, no Shareholder shall Transfer any Shares unless such Shareholder shall first obtain an opinion of counsel satisfactory to the Company to the effect that such Transfer is either exempt from the registration provisions of the Securities Act or that the Securities Act is inapplicable to such Transfer.

         3. Preemptive Rights. In the event that the Company desires to issue
            -----------------
any Shares in an offering that is not required to be registered under the Securities Act or any applicable state securities law (a "Private Offering"),
                                                          ----------------
the Company must first offer to sell the Shares proposed to be issued in such Private Offering in accordance with this Section 3 on the same terms and conditions as the sale of Shares or other securities in such proposed Private Offering.

         The offer (the "Preemptive Right Notice") by the Company to the
                         -----------------------
Shareholders shall be dated, shall be in writing and shall set forth the full details of the proposed Private Offering, including, but not limited to, the consideration to be paid, and all other details, terms and conditions related to the proposed Private Offering.

         From and after the time that the Shareholders receive the Preemptive Right Notice, each Shareholder shall have the right, exercisable by giving written notice to the Company of such Shareholder's intent to exercise such right within thirty (30) Business Days of the Preemptive Right Notice, to subscribe for and purchase a number of Shares subject to the Preemptive Right Notice, on the terms set forth in the Preemptive Right Notice, such that, after giving effect to the issuance of Shares subject to the Preemptive Right Notice and the exercise of the rights of each Shareholder set forth in this Section 3 (including, for the purpose of this calculation, the issuance of Common Stock upon conversion, exchange or exercise of any securities convertible, exchangeable or exercisable into shares of Common Stock to be issued in such Private Offering), the shares of Common Stock owned by such Shareholder (after giving effect to the conversion of any securities held by such Shareholder convertible into Common Stock) shall represent the same percentage of the outstanding shares of Common Stock owned by such Shareholder prior to the consummation of such Private Offering (after giving effect to the conversion of any securities held by such Shareholder convertible into Common Stock, provided, however, that all warrants and options shall not be included in the calculation of the ownership percentage of each Shareholder). If any Shareholder fails to give written notice of such Shareholder's election to exercise the rights of such Shareholder set forth in this Section 3 within thirty (30) Business Days of the date of the Preemptive Right Notice, such Shareholder shall be deemed to have waived the rights granted to such Shareholder under this Section 3 with respect to the Shares so offered under such Preemptive Right Notice.

         Each Shareholder that has exercised its right to purchase Shares pursuant to this Section 3 shall, within sixty (60) calendar days from the date of the Preemptive Right Notice, purchase the Shares or other securities subject to the Preemptive Right Notice in accordance with the terms of this Section 3.

         Notwithstanding the foregoing, the rights provided for in this Section 3 shall not apply to: (i) any issuance to employees or directors of the Company of Common Stock or non-transferable options to purchase Common Stock under a bona fide employee benefits plan adopted by the Board of Directors of the Company, to the extent that the aggregate amount of all such Shares of

Common Stock issued on or after November 24, 1998 and issuable pursuant thereto (including any Shares of Common Stock issuable upon any exercise of any options issued pursuant thereto) do not represent more than 1,725,000 shares of Common Stock (as adjusted to reflect any stock split or any subdivision, reclassification, combination of or with respect to outstanding shares of Common Stock or any similar transaction); or (ii) any issuance or sale of any Shares to any person or entity if: (a) the Board of Directors unanimously approves such issuance or sale; and (b) the holders of at least 67% of the outstanding shares of Common Stock, Series A Stock, Series B Stock and Series C Stock held by persons or entities who are parties to this Agreement, voting together on an as-converted basis, approve such issuance or sale.

         The Board of Directors of the Company shall have the right and option to require, on a case-by-case basis, that as a condition precedent to the exercise of any option or warrant or the purchase or other acquisition of any Shares, any Person must (i) agree in writing to be bound by this Agreement as a Shareholder with respect to the Shares received by such person or entity, and
(ii) execute a joinder to this Agreement satisfactory in form and substance to the Company, in which event Schedule A hereto shall automatically be amended to add such Person.

         4. Voting; Board of Directors; Executive Officers.
            ----------------------------------------------

         a. Number of Directors. Except as otherwise provided herein, at all
            -------------------
times during which this Agreement remains in effect, the Board of Directors shall consist of seven (7) directors, except as set forth in this Section 4.

         b. Election of Directors. Each Shareholder hereby agrees at all times
            ---------------------
during which this Agreement remains in effect to vote all Shares held by such Shareholder entitled to vote upon the election of directors of the Company as follows:

            (i) for the election to the Board of Directors of one (1) individual to be designated by Catterton;

            (ii) for the election to the Board of Directors of one (1) individual to be designated by Grumman Hill;

            (iii) for the election to the Board of Directors of one (1) individual to be designated by Oak Investment;

            (iv) for the election to the Board of Directors of one (1) individual to be designated by Mr. Dollarhyde;

            (v) for the election to the Board of Directors of one (1) individual to be designated by Mr. Siracusa;

            (vi) for the election to the Board of Directors of one (1) individual to be designated by Mr. Magglos; and

            (vii) for the election to the Board of Directors of one (1) individual to be designated by a majority of the directors elected pursuant to
Section 4(b)(i) - (iii) and who is not
an Affiliate or Related Person of any Shareholder (the "Independent Director").
                                                        --------------------
The Independent Director shall be elected by the holders of Preferred Stock.

         The entitlement of Catterton to designate a director shall terminate at the time that Catterton's ownership of Voting Securities of the Company is reduced to less than twenty-five percent (25%) of the Voting Securities of the Company owned in aggregate by Catterton on the date of this Agreement. The term of office of the Catterton director shall expire at the time of a Qualified Initial Public Offering if thereafter Catterton holds less than ten percent (10%) of the Shares owned in the aggregate by Catterton on the date of this Agreement.

         The entitlement of Grumman Hill to designate a director shall terminate at the time that Grumman Hill's ownership of Voting Securities of the Company is reduced to less than fifty percent (50%) of the Voting Securities of the Company owned in aggregate by Grumman Hill on the date of this Agreement. The term of office of the Grumman Hill director shall expire at the time of a Qualified Initial Public Offering if thereafter Grumman Hill holds less than ten percent (10%) of the Shares owned in the aggregate by Grumman Hill on the date of this Agreement.

         The entitlement of Oak Investment to designate a director shall terminate at the time that Oak Investment's ownership of Voting Securities of the Company is reduced to less than fifty percent (50%) of the Voting Securities of the Company owned in aggregate by Oak Investment on the date of this Agreement. The term of office of the Oak Investment director shall expire at the time of a Qualified Initial Public Offering if thereafter Oak Investment holds less than ten percent (10%) of the Shares owned in the aggregate by Oak Investment on the date of this Agreement.

         The entitlement of Mr. Dollarhyde to designate a director, and the term of office of such director shall terminate at the time that Mr. Dollarhyde is no longer employed by the Company. The entitlement of Mr. Siracusa to designate a director, and the term of office of such director shall terminate at the time that Mr. Siracusa is no longer retained as a consultant by the Company. The entitlement of Mr. Magglos to designate a director, and the term of office of such director shall terminate upon the earlier to occur of the date (i) that Mr. Magglos' aggregate percentage ownership of Voting Securities of the Company is reduced to less than ten percent (10%) of the percentage ownership of Voting Securities of the Company, or (ii) that a registration statement relating to the initial public offering of shares of the Company's common stock becomes effective. Following the termination of the term of office of the director designated by Mr. Magglos, a majority of the remaining directors shall designate one individual who is not an Affiliate or Related Person of any Shareholder as the replacement to Mr. Magglos, and each Shareholder shall vote all of its Shares in a manner to cause such vacancy to be filled by the individual so designated by the remaining directors.

         In the event that any vacancy occurs on the Board of Directors because of death, disability, resignation, retirement or removal of any director selected by either Catterton, Grumman Hill or Oak Investment (an "Investor
                                                                  --------
Director") during the period in which this Agreement remains in effect, each
--------
Shareholder shall vote all of its Shares in a manner to cause such vacancy to be filled so as to give effect to the foregoing provisions of Section 4(b). Any action taken by the Board of Directors after the occurrence of any vacancy due to the death, disability, resignation, retirement or removal of any Investor Director (other than any action as may be necessary to fill such vacancy) until such vacancy is filled in accordance with the foregoing provisions of this Section 4 shall be subject to the unanimous approval of the remaining Investor Directors.

         In the event that any vacancy occurs on the Board of Directors because of death, disability, resignation, retirement or removal of either Mr. Dollarhyde or Mr. Siracusa for any reason during the period in which this Agreement remains in effect, each Shareholder shall vote all of its Shares in a manner to cause such vacancy to be filled by an individual to be designated by a majority of the remaining directors. Such designated director shall be either a member of management of the Company or an independent director. In the event that any vacancy occurs on the Board of Directors because of death, disability, resignation, retirement or removal of Mr. Magglos during the period in which Mr. Magglos is entitled to designate a director, each Shareholder shall vote all of its Shares in a manner to cause such vacancy to be filled by an individual to be designated by Mr. Magglos or his duly appointed representative and approved (such approval shall not be unreasonably withheld) by a majority of the remaining directors.

         In the event that as of the end of any semi-annual period during the Test Period, the Company's consolidated Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA"), as reflected in the Company's
                                 ------
unaudited financial statements and computed on a twelve (12) month trailing basis, falls twenty percent (20%) or more below the EBITDA for such period set forth in the projections schedule delivered to the purchasers of shares of Series C Stock pursuant to that certain Stock Purchase Agreement dated as of the date hereof, the Investor Directors shall have the right, but not the obligation, to initiate the removal of the Independent Director by a majority vote of the Investor Directors. Promptly after such majority vote of the Investor Directors, the Company shall send a notice seeking the approval of such removal to all of the holders of Preferred Stock. Each Shareholder shall vote all of its Shares in a manner to cause such Independent Director to be removed from the Board of Directors. Following such removal, a majority of the Investor Directors shall designate any person of their choosing, including, if desired, a Related Person or Affiliate of a Shareholder, as the replacement to the Independent Director, and each Shareholder shall vote all of its Shares in a manner to cause such vacancy to be filled by the individual so designated by the Investor Directors.

         Any election necessary to fill any vacancy on the Board of Directors shall be held as soon as practicable after the occurrence of any such vacancy, but in any event within twenty (20) Business Days after the occurrence thereof.

         c. Committees of the Board. The parties hereto agree that, at all times
            -----------------------
during the term of this Agreement, at least one of the Investor Directors designated by Catterton shall be a member of all key committees of the board of directors of the Company, including without limitation the real estate, audit and compensation committees. The parties hereto agree that, at all times during the term of this Agreement, they shall cause the size of any such key committees of the Board of Directors to be constituted by no more than three members of the Board of Directors.

         d. Compensation of Directors. During the term of this Agreement, each
            -------------------------
member of the Board of Directors shall receive reimbursement by the Company for all reasonable out-of-pocket expenses, including, without limitation, travel expenses, incurred by such director in connection with the performance of such director's duties, and the Independent Director shall also receive reasonable director compensation as approved by the Board of Directors.

         e. Voting Rights of Common Stock Pledged to the Company. Each
            ----------------------------------------------------
Shareholder hereby agrees at all times during which this Agreement remains in effect to vote any Pledged Shares held by such Shareholder in the same manner as the holders of a majority of the Voting Securities on all matters on which such Shareholder is entitled to vote. For purposes of this Section 4(e), "Pledged Shares" shall mean all shares of Common Stock that are pledged to, or used as collateral for or to secure any loan or other obligation by a Shareholder to the Company.

         5. Covenants of the Company. So long as this Agreement is in effect,
            ------------------------
the Company covenants and agrees as follows:

         a. Financial Statements and Other Information.
            ------------------------------------------

            (i) The Company and its subsidiaries shall maintain correct and complete books and records of accounts in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles ("GAAP") consistently applied to the extent applicable, and set aside
             ----
on its books all such proper accruals and reserves as shall be required under GAAP consistently applied. The Company shall retain one of the "Big Four" accounting firms for the purpose of auditing its financial statements and reports for each fiscal year.

            (ii) The Company shall deliver to each holder of at least five percent (5%) of the then outstanding Voting Securities of the Company:

            (1) As soon as available after the end of each fiscal year, and in any event within ninety (90) calendar days thereafter, (i) a balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and retained earnings and consolidated statements of changes in cash flows of the Company and its subsidiaries, if any, for such year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all prepared in accordance with GAAP consistently applied and accompanied by a report and opinion thereon by the Company's independent certified public accountants, which audit report shall state that such consolidated financial statements present fairly in all material respects the financial position as of such date and results of operations and cash flows for the periods indicated, all in conformity with GAAP; and (ii) a schedule setting forth the number, class and series of all authorized shares of stock of the Company, the number, class and series of issued and outstanding stock of the Company, the name of each record holder of any such stock and the number, class and series of such stock held by each such holder.

            (2) As soon as available after the end of the first fiscal quarter of the Company after the date hereof, and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters of each fiscal year, an unaudited balance sheet of the Company and its subsidiaries, if any, as of end of such quarter, and unaudited statements of income, retained earnings, and changes in cash flows of the Company and its subsidiaries, if any, for such period and the fiscal year to date, setting forth in comparative form the corresponding figures for the corresponding fiscal quarter of the previous fiscal year, in each case prepared in accordance with GAAP (subject to normal year-end adjustments and without footnote disclosure) and certified on behalf of the Company by its chief accounting officer.

            (3) As soon as available after the end of each month, and in any event within thirty (30) calendar days after the end of each month, an unaudited balance sheet of the Company and its subsidiaries, if any, as of end of such month, and unaudited statements of income of the Company and its subsidiaries, if any, in each case prepared in accordance with GAAP (subject to normal year-end adjustments and without footnote disclosure) and certified on behalf of the Company by its chief accounting officer.

            (4) Thirty (30) calendar days prior to the end of each fiscal year of the Company, a business plan (the "Budget") which (i) forecasts ahead at
                                      ------
least one year the Company's projected costs, revenues, income, balance sheet and cash flow on a monthly basis, (ii) forecasts ahead at least one year the capital requirements necessary to reasonably expand the Company.

            (5) Promptly, upon preparation thereof, any other budgets that the Company may prepare and any revisions of the Company's Budget.

         b. Right to Inspection, Etc. The Company shall, upon reasonable prior
            -------------------------
written notice, make available to any Shareholder owning at least five percent (5%) of the then outstanding Voting Securities of the Company (i) all corporate and business financial records of the Company and its subsidiaries, if any, for inspection and copying at the Company's offices by any officer, employee, agent, attorney or accountant designated by each such Shareholder; and (ii) the officers and employees of the Company and its subsidiaries and its independent accountants for interviews by each such Shareholder (or any of such designees of such Shareholder) concerning the affairs and finances of the Company and its subsidiaries, if any. Such inspection, copying, and interviews may be made by each such Shareholder (or any of such Shareholder's designees) at any time during normal business hours or at such other times as may be reasonably requested, but in no event more than once a quarter.

         Each such Shareholder and its agents and representatives, in exercising its rights of inspection, copying, interviewing and attendance of board meetings hereunder, shall maintain the confidentiality of all financial and other confidential information of the Company acquired by it in exercising such rights and shall use such information right fairly, and in compliance with applicable state and federal securities laws. This right shall not apply to or be assignable to any person or entity that competes with the Company or that would obtain a competitive advantage from disclosure of such information.

         c. Transactions Requiring a Super-Majority Vote of Series A Stock,
            ---------------------------------------------------------------
Series B Stock, and Series C Stock. In addition to any vote or consent of
----------------------------------
shareholders required by law or by the Amended and Restated Articles of Incorporation of the Company, so long as at least fifty percent (50%) of the originally issued shares of Preferred Stock (calculated on an as-converted basis) remains outstanding, and except as set forth below, the affirmative vote of the holders of at least sixty percent (60%) of the holders of Preferred Stock then outstanding, voting together as a single class on an as-converted basis, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting, validating or permitting:

            (i) any initial public offering other than a Qualified Initial Public Offering;

            (ii) any (1) consolidation or merger involving the Company or its subsidiary (other than a consolidation or merger in which the Company is the surviving entity and no change in the capital stock or ownership of the Company occurs), (2) reclassification or recapitalization of any capital stock of the Company or any subsidiary, (3) dissolution, liquidation, or winding up of the Company or any subsidiary, (4) sale of all or substantially all of the assets of the Company or any subsidiary, or (5) Change of Control;

            (iii)  change in the Company's Line of Business;

            (iv) any amendment, alteration or repeal of any of the provisions of (1) the Amended and Restated Articles of Incorporation of the Company; (2) the by-laws of the Company or any subsidiary; or (3) this Agreement;

            (v) any authorization, issuance or creation of, or increase in the authorized amount of, any shares of capital stock of the Company (other than for options issued in connection with stock option plans approved by the affirmative vote of a majority of the holders of Preferred Stock, voting together as a class on an as-converted basis, then outstanding);

            (vi) the incurrence of, or agreement to incur, any indebtedness which would result in a debt to equity ratio at the time the indebtedness is incurred (after giving effect to such incurrence) of greater than 1:1, as measured based upon the consolidated balance sheet of the Company and the Company's subsidiaries prepared as of the last day of the immediately preceding month, with a pro forma adjustment for the Indebtedness incurred by, and any equity invested in, the Company and its subsidiaries since such date;

            (vii) any loan, advance or guarantee to, or for the benefit of, or any sale, lease, transfer or disposition of any of the properties or assets of the Company or its subsidiaries to, or for the benefit of, or any purchase or lease of any property or assets from, or the execution, performance or amendment of any contract, agreement or understanding with, or for the benefit of, any Affiliate of the Company or its subsidiaries other than in the ordinary course of business consistent with the past practice of the Company or its subsidiaries; provided, however, that this clause (vii) shall not apply to (A) any payment pursuant to the terms of contracts or agreements existing on the date hereof or (B) transactions in the ordinary course of business consistent with the past practice of the Company or its subsidiaries involving individually or in the aggregate no more than $100,000 per year which transactions shall have been promptly reported to the Board of Directors of the Company;

            (viii) any declaration or payment of any dividends on or any declaration or making of any other distribution, directly or indirectly, through subsidiaries or otherwise, on account of any capital stock of the Company or the setting apart of any sum for any such purpose except as set forth in the Certificate of Determination; provided, however, that this clause (viii) shall not apply to the repurchase by the Company of warrants and warrant shares pursuant to the terms of the Warrant Agreement between the Corporation and Imperial Bank;

            (ix) any termination or hiring of senior officers of the Company (including the Chairman, President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer);

            (x) any acquisition or transaction or series of related transactions by the Company or any subsidiary having a value greater than $1 million (measured by the fair market value at the date of such transaction); and

            (xi) any agreement to do any of the foregoing.

         If at any time either Catterton, Grumman Hill or Oak Investment individually owns in excess of sixty percent (60%) of the Preferred Stock then outstanding, then the affirmative vote of the holders of at least seventy percent (70%) of the Preferred Stock then outstanding, voting together as a single class on an as-converted basis, shall be necessary for effecting, validating or permitting any of the actions set forth in this Section 5(c) (except with respect to actions set forth in Section 5(c)(ii)(3), in which case the affirmative vote of 66 2/3% of the Preferred Stock then outstanding, voting together as a single class on an as-converted basis, shall be necessary).

         6. Remedies for Breach.
            -------------------

         a. General. If any Shareholder under this Agreement fails to give a
            -------
notice, make an offer, sell Shares of the Company, close a sale or do any other act required of such Shareholder under this Agreement, then, if the failure continues for ten (10) Business Days after notice to the Shareholder in default (the "Defaulting Shareholder") by the Company or one of the non-defaulting
      ----------------------
Shareholders, the Company or such non-defaulting Shareholders, or any one of them, may institute and maintain a proceeding to compel the Defaulting Shareholder's specific performance of this Agreement. The remedy of specific performance shall be in addition to any and all of the remedies at law or in equity including, but not limited to, injunctive relief and an action for damages, to which any Shareholder of the Company may be entitled.

         b. No Personal Liability. No Shareholder shall have any personal
            ---------------------
liability for any debts of the Company that may be created as a result of this Agreement unless otherwise agreed to in writing by such Shareholder.

         7. Legend on Stock Certificates. Each Shareholder agrees that the
            ----------------------------
certificates representing Shares subject to the provisions of this Agreement shall be endorsed as follows:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            -------------------------------------------------------------
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE
            ---------------------------------------------------------------
            SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE
            -------------------------------------------------------------
            DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
            ------------------------------------------------------------------
            UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO
            ------------------------------------------------------------------
            AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT
            --------------------------------------------------------------------
            OR SUCH LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE
            ----------------------------------------------------------------
            SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN
            -----------------------------------------------

            AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT DATED AS OF OCTOBER 2,
            --------------------------------------------------------------------
            2001. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM THE COMPANY UPON
            --------------------------------------------------------------------
            REQUEST."
            ---------

         8. Miscellaneous.
            -------------

         a. Termination. This Agreement shall terminate upon the occurrence of
            -----------
the earliest of the following to occur: (i) the mutual written consent of each party hereto, or (ii) the consummation of a Qualified Initial Public Offering. Upon such termination all rights and obligations of the parties hereto shall terminate.

         b. Notices. All notices, demands and other communications provided for
            -------
or permitted hereunder shall be made in writing and shall be delivered by registered or certified first-class mail, return receipt requested, courier service or personal delivery to the Company at its principal office and to the Shareholders at the addresses or facsimile numbers set forth on Schedule 1 hereto or to such other addresses or facsimile number, as applicable, as any party hereto may designate to the other in writing. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; when mailed, five Business Days after being deposited in the mail, postage prepaid; when delivered by facsimile transmission, upon confirmation of receipt.

         c. Successors and Assigns. This Agreement shall inure to the benefit of
            ----------------------
and be binding upon the parties hereto, their successors, heirs, personal representatives and assigns.

         d. Governing Law. This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the State of California, without regard to the principles of conflicts of law of such state.

         e. Severability. If any provision of this Agreement is invalid or
            ------------
unenforceable, such invalidity shall not invalidate or render unenforceable any other part of this Agreement, but the Agreement shall be construed as not containing the particular provision or provisions held to be invalid or unenforceable, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         f. Counterparts. This Agreement may be executed in counterparts, each
            ------------
of which shall be deemed an original and all of which taken together, shall constitute one and the same instrument.

         g. Headings. Section numbers and headings are provided for convenience
            --------
only and for no other purpose. Such headings shall have no effect upon the terms of this Agreement including, but not limited to, the limitation or expansion of any provision hereof.

         h. Amendment. The Agreement and any of the terms hereof (except as
            ---------
provided below) may only be amended, changed, waived or discharged by an instrument in writing signed by the holders of at least 70% of the outstanding shares of Series A Stock, Series B Stock, Series C Stock and Common Stock, voting together as a class on an as-converted basis; provided, however, that Sections 2(d) - (f) may only be amended, changed, waived or discharged by an instrument in writing signed by all the parties hereto; and, provided further, however, that Section 3 and Section 4(b) hereof may only be amended, changed, waived or discharged by an instrument in writing signed by the holders of at least 90% of the outstanding shares of Series A Stock, Series B Stock, Series C Stock and Common Stock, voting together as a class on an as-converted basis.

         9. Confidential and/or Proprietary Information. The Shareholders will
            -------------------------------------------
have access to confidential information consisting of Company trade secrets, data, business methods, trade dress and know-how, including, but not limited to, the Company's customers or accounts and all Company customer lists, sales information, employee lists, financial records and information with respect to the business of the Company (the "Confidential and/or Proprietary Information"). All of the Confidential and/or Proprietary Information shall be the sole and exclusive property of the Company and none of the Confidential and/or Proprietary Information shall, without the express written consent of the Company, (a) be disclosed by a Shareholder to a third party other than persons associated with the Shareholders or a Related Party and such persons' financial and legal advisors; or (b) used by any Shareholder or Related Party for any purpose other than in connection with such persons' investment in the Company and Company purposes.

         IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Agreement as of the date first above written.

                                       FRESH ENTERPRISES, INC.

                                       By:    /s/ Gregory G. Dollarhyde
                                           -------------------------------------
                                           Gregory G. Dollarhyde
                                           President and Chief Executive Officer

                                       CATTERTON-SIMON PARTNERS III, L.P.,
                                       a Delaware limited partnership

                                       By: Catterton-Simon Managing Partner III,
                                           L.L.C.
                                           Its General Partner

                                           By:    /s/ Frank M. Vest, Jr.
                                               ---------------------------------
                                               Frank M. Vest, Jr.
                                               Authorized Person

                                       CATTERTON PARTNERS IV, L.P.
                                       a Delaware limited partnership

                                       By: Catterton Managing Partner IV,
                                           L.L.C.,
                                           Its General Partner

                                       By: CP4 Principals, L.L.C.,
                                           Its Managing Member

                                           By:    /s/ Frank M. Vest, Jr.
                                               ---------------------------------
                                               Frank M. Vest, Jr.
                                               Authorized Person

                                       CATTERTON PARTNERS IV-A, L.P.
                                       a Delaware limited partnership

                                       By: Catterton Managing Partner IV,
                                           L.L.C.,
                                           Its General Partner

                                       By: CP4 Principals, L.L.C.,
                                           Its Managing Member

                                           By:    /s/ Frank M. Vest, Jr.
                                               ---------------------------------
                                               Frank M. Vest, Jr.
                                               Authorized Person

                                     CATTERTON PARTNERS IV-B, L.P.
                                     a Delaware limited partnership

                                     By:  Catterton Managing Partner IV, L.L.C.,
                                          Its General Partner

                                     By:  CP4 Principals, L.L.C.,
                                          Its Managing Member

                                          By: /s/ Frank M. Vest, Jr.
                                              __________________________________
                                              Frank M. Vest, Jr.
                                              Authorized Person



                                     CATTERTON PARTNERS IV OFFSHORE, L.P.
                                     a Cayman Islands limited partnership

                                     By:  Catterton Managing Partner IV, L.L.C.,
                                          Its General Partner

                                     By:  CP4 Principals, L.L.C.,
                                          Its Managing Member

                                          By: /s/ Frank M. Vest, Jr.
                                              __________________________________
                                              Frank M. Vest, Jr.
                                              Authorized Person

                                     CATTERTON PARTNERS IV SPECIAL PURPOSE, L.P.
                                     a Cayman Islands limited partnership

                                     By:  Catterton Managing Partner IV, L.L.C.,
                                          Its General Partner

                                     By:  CP4 Principals, L.L.C.,
                                          Its Managing Member

                                          By: /s/ Frank M. Vest, Jr.
                                              __________________________________
                                              Frank M. Vest, Jr.
                                              Authorized Person

                                     CATTERTON-BAJA PARTNERS, L.L.C.,
                                     a Delaware limited liability company

                                     By:  Catterton Partners IV Management
                                          Company, L.L.C.
                                          Its Managing Member

                                          By: /s/ Frank M. Vest, Jr.
                                              __________________________________
                                              Frank M. Vest, Jr.
                                              Authorized Person

                                     GRUMMAN HILL INVESTMENTS III, L.P.,
                                     a Delaware limited partnership

                                     By:  Grumman Hill Group, L.L.C.
                                          Its General Partner

                                          By: /s/ James T. Kelsey
                                              __________________________________
                                              James T. Kelsey
                                              Authorized Person

                                     OAK INVESTMENT PARTNERS VIII LIMITED
                                     PARTNERSHIP

                                     By:  /s/ Gerald R. Gallagher
                                          ______________________________________
                                          Gerald R. Gallagher, Managing
                                          Member of Oak Associates VIII, LLC,
                                          the General Partner of
                                          Oak Investment Partners VIII,
                                          Limited Partnership

                                     OAK VIII AFFILIATES FUND LIMITED
                                     PARTNERSHIP

                                     By:  /s/ Gerald R. Gallagher
                                          ______________________________________
                                          Gerald R. Gallagher
                                          Managing Member of Oak VIII
                                          Affiliates LLC,
                                          the General Partner of
                                          Oak VIII Affiliates Fund
                                          Limited Partnership

                                          /s/ Steven E. Lebow
                                          ______________________________________
                                          Steven E. Lebow

                                          /s/ Gregory G. Dollarhyde
                                          ______________________________________
                                          Gregory G. Dollarhyde

                                          /s/ Louis A. Siracusa
                                          ______________________________________
                                          Louis A. Siracusa, individually and as
                                          trustee of the Louis A. Siracusa
                                          Separate Property Trust

                                          /s/ James Magglos
                                          ______________________________________
                                          James Magglos

                                          /s/ Linda L. Magglos
                                          ______________________________________
                                          Linda L. Magglos

                                          /s/ John Yonkich
                                          ______________________________________
                                          John Yonkich

                                          /s/ Coralee Yonkich
                                          ______________________________________
                                          Coralee Yonkich

                                          /s/ Wolfe H. Bragin
                                          ______________________________________
                                          Wolfe H. Bragin

                                          /s/ Patrick J. McNeela
                                          ______________________________________
                                          Patrick J. McNeela

                                     IMPERIAL BANK

                                     By:  /s/ Paula Barysauskas
                                          ______________________________________
                                          Name:
                                          Title:

                                     THE HARRY AND JUDITH KEYS FAMILY TRUST

                                     By:  /s/ Harry E. Keys   /s/ Judith A. Keys
                                          ______________________________________
                                          Name:  Harry E. Keys
                                          Title: Trustee

                                     DAVE & DIANE JOHNSON LIVING TRUST

                                     By:  /s/ Dave Johnson
                                          ______________________________________
                                          Name:  Dave Johnson
                                          Title: Trustee

                                     By:  /s/ Diane D. Johnson
                                          ______________________________________
                                          Name:  Diane D. Johnson
                                          Title: Trustee


                                          /s/ Cyrus Monroe
                                          ______________________________________
                                          Cyrus Monroe

                                          /s/ Jill Monroe
                                          ______________________________________
                                          Jill Monroe

                                          /s/ Don Breen
                                          ______________________________________
                                          Don Breen

                                     JKG ENTERPRISE GROUP MONEY PURCHASE

                                     PENSION PLAN FBO GREG DOLLARHYDE

                                     By:  /s/ Greg Dollarhyde
                                          ______________________________________
                                          Greg Dollarhyde, Trustee

                                   Schedule A
                                   ----------

Catterton-Simon Partners III, L.P.
Catterton Partners IV, L.P.
Catterton Partners IV-A, L.P.
Catterton Partners IV-B, L.P.
Catterton Partners IV Offshore, L.P.
Catterton Partners IV Special Purpose, L.P.
Catterton-Baja Partners, L.L.C.
Grumman Hill Investments III, L.P.
Oak Investments Partners VIII, L.P.
Oak VIII Affiliates Fund, L.P.
Steven Lebow
Greg Dollarhyde
Greg Dollarhyde, Trustee, JKG Enterprise Group Money Purchase Pension Plan FBO Greg Dollarhyde
Louis A. Siracusa
Louis A. Siracusa Separate Property Trust
James and Linda Magglos
John and Coralee Yonkich
Wolfe H. Bragin
Patrick J. McNeela
The Harry and Judith Keys Family Trust
The David & Diane Johnson Living Trust
Cyrus and Jill Monroe
Donald D. Breen
Imperial Bank

                                   Schedule B
                                   ----------

Catterton Partners IV, L.P.
Catterton Partners IV-A, L.P.
Catterton Partners IV-B, L.P.
Catterton Partners IV Offshore, L.P.
Catterton Partners IV Special Purpose, L.P.
Catterton-Baja Partners, L.L.C.
Grumman Hill Investments III, L.P.
Oak Investment Partners VIII, L.P.
Oak VIII Affiliates Fund, L.P.
The David & Diane Johnson Living Trust
Cyrus and Jill Monroe
Patrick J. McNeela
Wolfe H. Bragin
Donald D. Breen
Gregory G. Dollarhyde
Steven E. Lebow
The Harry & Judith Keys Family Trust

                                 AMENDMENT NO. 1
                                       TO
                  AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT, dated as of April 19, 2002 (this "Amendment"), amends that certain Amended and
                                  ---------
Restated Shareholders' Agreement dated as of October 2, 2001 (the "Shareholders'
                                                                   -------------
Agreement"), among Fresh Enterprises, Inc., a California corporation (the
---------
"Company"), and the holders of the issued and outstanding capital stock of the
 -------
Company listed on Schedule A to the Shareholders' Agreement (collectively, the "Shareholders"), and is made and entered into with reference to the following
 ------------
facts (all capitalized terms not otherwise defined herein have the respective meanings assigned to them in the Shareholders' Agreement):

         WHEREAS, the definition of Qualified Initial Public Offering in the Shareholders' Agreement contains a minimum per share offering price;

         WHEREAS, the Board has concluded that disclosure regarding such minimum share price in the registration statement would be problematic and could have a negative effect on the underwriters' attempts to market the offering;

         WHEREAS, the Board has determined that the designation of such minimum share price in the Shareholders' Agreement is unnecessary since substantially the same protections can be obtained through a requirement that the initial public offering be authorized by all three Investor Directors; and

         WHEREAS, the Board and the undersigned Shareholders have therefore concluded that it is in the best interests of the Company and the Shareholders to amend the Shareholders' Agreement to redefine Qualified Initial Public Offering.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to Shareholders' Agreement. Section 1(n) is hereby amended
            ------------------------------------
in its entirety to read as follows:

            "Qualified Initial Public Offering shall mean an underwritten public
             ---------------------------------
            offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), of shares
                                                     --------------
            of Common Stock that is approved by a majority of the Board of Directors, including all three (3) Investor Directors."

         2. Notices. All notices, demands and other communications provided for
            -------
under this amendment shall be in writing and shall be delivered in accordance with Section 8(b) of the Shareholders' Agreement.

         3. Jurisdiction and Integration. This Amendment shall be governed by
            ----------------------------
and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law of such state. This Amendment, together with the Shareholders' Agreement, contains the entire understanding between the parties hereto relating to the subject matter hereof and supersedes any prior understandings and agreements, whether oral or written, among the parties respecting such subject matter.

         4. Binding Agreement; Counterparts. This Amendment shall be binding
            -------------------------------
upon the parties hereto, their successors, assigns and legal representatives. This Amendment may be executed in several counterparts, all of which together shall constitute one and the same agreement, binding on all of the parties, notwithstanding that all of the parties are not signatories to the original or same counterparts.

         5. Full Force and Effect. Except as expressly amended by this
            ---------------------
Amendment, the Shareholders' Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Shareholders' Agreement, "hereinafter," "hereto," "hereof," and other words of similar import shall, unless the context otherwise requires, mean the Shareholders' Agreement as amended by this Amendment. In the event of any conflict or inconsistency between the terms and conditions of the Shareholders' Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

         IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Amendment as of the date first above written.

                                      FRESH ENTERPRISES, INC.

                                      By:  /s/ Gregory G. Dollarhyde
                                           _______________________________
                                           Gregory G. Dollarhyde
                                           President and Chief Executive Officer

                                      CATTERTON-SIMON PARTNERS III, L.P.,
                                      a Delaware limited partnership

                                      By:  Catterton-Simon Managing Partner III,
                                           L.L.C.
                                           Its:  General Partner

                                           By: /s/ Frank M. Vest, Jr.
                                               _________________________________
                                               Frank M. Vest, Jr.
                                               Authorized Person

                                      CATTERTON PARTNERS IV, L.P.
                                      a Delaware limited partnership

                                           By: Catterton Managing Partner IV,
                                               L.L.C.,
                                               Its General Partner

                                           By: CP4 Principals, L.L.C.,
                                               Its Managing Member

                                           By: /s/ Frank M. Vest Jr.
                                               ---------------------------------
                                               Frank M. Vest Jr.
                                               Authorized Person


                                      CATTERTON PARTNERS IV OFFSHORE, L.P.
                                      a Cayman Islands limited partnership

                                      By:  Catterton Managing Partner IV,
                                           L.L.C.,
                                           Its General Partner

                                      By:  CP4 Principals, L.L.C., its
                                           Managing Member

                                           By: /s/ Frank M. Vest Jr.
                                               ---------------------------------
                                               Frank M. Vest Jr.
                                               Authorized Person


                                      CATTERTON PARTNERS IV SPECIAL PURPOSE,
                                      L.P.
                                      a Cayman Islands limited partnership

                                      By:  Catterton Managing Partner IV,
                                           L.L.C.,
                                           Its General Partner

                                           By: CP4 Principals, L.L.C.,
                                               Its Managing Member

                                           By: /s/ Frank M. Vest Jr.
                                               ---------------------------------
                                               Frank M. Vest Jr.
                                               Authorized Person

                                      CATTERTON-BAJA PARTNERS, L.L.C.,
                                      a Delaware limited liability company

                                      By:  Catterton Partners IV Management
                                           Company, L.L.C.
                                           Its Managing Member

                                           By: /s/ Frank M. Vest Jr.
                                               ---------------------------------
                                               Frank M. Vest Jr.
                                               Authorized Person

                                      GRUMMAN HILL INVESTMENTS III, L.P.,
                                      a Delaware limited partnership

                                      By:  Grumman Hill Group, L.L.C.
                                           Its: General Partner

                                           By: /s/ James T. Kelsey
                                               ---------------------------------
                                               James T. Kelsey
                                               Authorized Person

                                      OAK INVESTMENT PARTNERS VIII LIMITED
                                      PARTNERSHIP

                                      By:  /s/ Gerald R. Gallagher
                                           -------------------------------------
                                           Gerald R. Gallagher
                                           Managing Member of Oak Associates
                                           VIII, LLC, the General Partner of Oak
                                           Investment Partners VIII, Limited
                                           Partnership

                                      OAK VIII AFFILIATES FUND LIMITED
                                      PARTNERSHIP

                                      By:  /s/ Gerald R. Gallagher
                                           -------------------------------------
                                           Gerald R. Gallagher
                                           Managing Member of Oak VIII
                                           Affiliates LLC, the General Partner
                                           of Oak VIII Affiliates Fund Limited
                                           Partnership

                                      /s/ Steven E. Lebow
                                      __________________________________________
                                      Steven E. Lebow

                                      /s/ Gregory G. Dollarhyde
                                      __________________________________________
                                      Gregory G. Dollarhyde

                                      /s/ Louis A. Siracusa
                                      __________________________________________
                                      Louis A. Siracusa, individually and as
                                      trustee of the Louis A. Siracusa Separate
                                      Property Trust

                                      /s/ James Magglos
                                      __________________________________________
                                      James Magglos

                                      /s/ Linda L. Magglos
                                      __________________________________________
                                      Linda L. Magglos

                                      /s/ John Yonkich
                                      __________________________________________
                                      John Yonkich

                                      /s/ Coralee Yonkich
                                      __________________________________________
                                      Coralee Yonkich

                                      /s/ Wolfe H. Bragin
                                      __________________________________________
                                      Wolfe H. Bragin

                                      /s/ Patrick J. McNeela
                                      __________________________________________
                                      Patrick J. McNeela

                                      IMPERIAL BANK

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                      THE HARRY AND JUDITH KEYS FAMILY TRUST

                                      By:  _____________________________________
                                           Name:  Harry E. Keys
                                           Title: Trustee

                                      DAVE & DIANE JOHNSON LIVING TRUST

                                      By:  /s/ Dave Johnson
                                           -------------------------------------
                                           Name:  Dave Johnson
                                           Title: Trustee

                                      By:  Diane D. Johnson
                                           -------------------------------------
                                           Name:  Diane D. Johnson
                                           Title: Trustee

                                      /s/ Cyrus Monroe
                                      ------------------------------------------
                                      Cyrus Monroe

                                      /s/ Jill Monroe
                                      ------------------------------------------
                                      Jill Monroe

                                      /s/ Don Breen
                                      ------------------------------------------
                                      Don Breen

                                      JKG ENTERPRISE GROUP MONEY PURCHASE
                                      PENSION PLAN FBO GREG DOLLARHYDE


                                      By:  /s/ Greg Dollarhyde
                                           -------------------------------------
                                           Greg Dollarhyde, Trustee